Page 2
VIM 607-0801

TRANSAMERICA VARIABLE INSURANCE FUND, INC.

GROWTH PORTFOLIO

SEMI-ANNUAL REPORT

PERIOD ENDED
JUNE 30, 2001

[object omitted]
TRANSAMERICA INVESTMENT MANAGEMENT

Directors

Gary U. Rolle'
Chairman

Dr. James H. Garrity
Peter J. Sodini
Jon C. Strauss

Officers

Gary U. Rolle'
President

William T. Miller
Treasurer and Assistant Secretary

Regina M. Fink
Secretary

Thomas M. Adams
Assistant Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Auditors
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

Investment Adviser
Transamerica Investment Management, LLC
1150 South Olive Street
Los Angeles, CA 90015

This report must be accompanied or preceded by a current fund prospectus.

Manager comments
June 30, 2001

TRANSAMERICA VIF Growth Portfolio
Portfolio Manager:  Jeffrey S. Van Harte

Fund Performance
Difficult stock market conditions continued to persist in the first half of 2001. The Transamerica VIF Growth Portfolio declined 11.07% for the first half of the year versus a decline of 6.70% for the S&P 500. The Portfolio's bias towards growth stocks negatively impacted its performance relative to the S&P 500 as "value" stocks have been in favor with the market.

Portfolio Manager Comments
The economic weakness that became evident in the latter half of 2000 clearly spilled over into the first half of 2001. Many companies reported significant earnings disappointments. Most affected were the technology and telecommunications sectors where severe overcapacity coupled with falling demand combined to produce shocking disappointments in earnings. The Federal Reserve responded to the slowing economy and corporate earnings disappointments with six successive rate cuts. This has helped stabilize the equity markets but the current outlook for profit growth remains poor.

The Portfolio continues with its time-tested philosophy of investing in "masterpiece" businesses. Recent additions include MBNA Corp., Marriott International, Moody's Corp. and Concord EFS. All of these companies share the same kind of characteristics we look for - superb management, dominant market share, and strong profitability and cash flow generation. The latter point is especially important. Strong profitability and cash flow growth allow our companies to take advantage of weak economic conditions by making needed investments at a time when less well capitalized companies cannot afford to do so. The infrastructural investments made by the companies we hold, in turn, solidify and enhance their competitive positions as they emerge out of the recession. We firmly believe the strong get stronger during difficult economic times, and this dynamic works to our advantage. The inherent strengths of the companies that comprise our portfolio make them difficult to compete against. We anticipate that the internal improvements they make during this period will augment their competitive strength even further as the market revives.

Portfolio Asset Mix
Equities 93.2%
Cash and Cash Equivalents               6.8%

[OBJECT OMITTED]

Going Forward
Much of the bad news regarding the economy is out. It's easy to be bearish based on this news. However, the stock market looks forward, responding to interest rate reductions more quickly than the general economy. There are sound reasons to be optimistic if one takes the longer view. Short-term interest rates are down substantially following the Fed's rate cuts, inflation is low, and American companies continue to wield dominance over almost every major technological platform. We expect that the economy will start to show signs of recovery by mid-2002. The stock market should begin to discount this about six months in advance. That's not that far away. We anticipate a stable to improving stock market in the second half of 2001 and a much better stock market environment in 2002.

Thank you for your continued investment in the Transamerica VIF Growth
Portfolio.

comparison of change in value of a $10,000 investment in transamerica vif growth portfolio with the S&P 500 index*

[object omitted]


Average Annual Total Return
As of June 30, 2001                          One Year        Three Year        Five Year          Ten Year
Growth Portfolio                              -23.97%             8.54%           21.84%            22.91%
S&P 500 Index                                 -14.83%             3.89%           14.48%            15.10%

_______ ____ Growth Portfolio ($86,395 at 06/30/01) - - - - - S&P 500 Index
($45,186 at 06/30/01)

* Hypothetical illustration of $10,000 invested on December 31, 1989, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.

  The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

  The Portfolio is only available through the purchase of variable insurance products. The performance data does not reflect the additional charges associated with such products. Application of these charges would reduce the performance of the Portfolio. Variable products pose investment risks, including loss of capital. Past performance is not predictive of future performance.

  The performance of the Growth Portfolio prior to November 1, 1996, is the performance of its predecessor Transamerica Occidental's Separate Account Fund C recalculated to reflect the current fees and expenses of the Growth Portfolio. If the Investment Adviser had not waived fees, the returns of the Portfolio would have been lower.

Growth Portfolio - Schedule of investments
June 30, 2001 (UNAUDITED)

                                                                                                            Market
                                                                                       Shares                Value
COMMON STOCKS -- 93.2%
Banks -- 3.9%
Northern Trust Corporation                                                            155,000           $9,687,500
Chemicals -- 0.5%
Symyx Technologiesa                                                                    50,000            1,209,500

Commercial Services & Supplies -- 13.5%
Concord EFS, Inc.a                                                                    105,000            5,461,050
First Data Corporation                                                                250,000           16,062,500
Moody's Corporation                                                                   180,000            6,030,000
Robert Half International, Inc.a                                                      225,000            5,600,250
                                                                             -------------------------------------
                                                                                                        33,153,800
Communications Equipment -- 6.0%
General Motors Corporation, Class Ha                                                  300,000            6,075,000
QUALCOMM, Inc.a                                                                       150,000            8,772,000
                                                                             -------------------------------------
                                                                                                        14,847,000
Computers & Peripherals -- 5.5%
Dell Computer Corporationa                                                            280,000            7,322,000
EMC Corporation                                                                       215,000            6,245,750
                                                                             -------------------------------------
                                                                                                        13,567,750
Diversified Financials -- 12.0%
American Express Company                                                              185,000            7,178,000
Charles Schwab Corporation                                                            400,000            6,120,000
MBNA Corporation                                                                      250,000            8,237,500
State Street Corporation                                                              160,000            7,918,400
                                                                             -------------------------------------
                                                                                                        29,453,900
Diversified Telecommunications Services -- 5.9%
Cox Communications, Inc., Class Aa                                                    185,000            8,195,500
Qwest Communications International, Inc.                                              200,000            6,374,000
                                                                             -------------------------------------
                                                                                                        14,569,500
Food & Drug Retailing -- 11.3%
CVS Corporation                                                                       200,000            7,720,000
Rite Aid Corporationa                                                               1,300,000           10,530,000
Safeway, Inc.a                                                                        200,000            9,600,000
                                                                             -------------------------------------
                                                                                                        27,850,000
Hotels, Restaurants & Leisure -- 1.7%
Marriott International, Inc., Class A                                                  90,000            4,260,600

Internet Software & Services -- 3.1%
VeriSign, Inc.a                                                                       125,000            7,501,250

Media -- 15.5%
AT&T Corp. - Liberty Media Corp., Class Aa                                            425,000            7,433,250
Clear Channel Communications, Inc.a                                                   140,000            8,778,000
Comcast Corporationa                                                                  300,000           13,020,000
Lamar Advertising Company, Class Aa                                                   200,000            8,800,000
                                                                             -------------------------------------
                                                                                                        38,031,250

                                                                                    Shares or               Market
                                                                             Principal Amount                Value
Semiconductor Equipment & Products -- 6.2%
Applied Materials, Inc.a                                                              100,000       $    4,910,000
Intel Corporation                                                                     265,000            7,751,250
Maxim Integrated Products, Inc.a                                                       58,000            2,564,180
                                                                             -------------------------------------
                                                                                                        15,225,430
Software -- 3.7%
Microsoft Corporationa                                                                125,000            9,125,000

Transportation & Logistics -- 4.4%
United Parcel Service, Inc.                                                           185,000           10,693,000

Total Common Stocks
(cost $207,101,943)                                                                                    229,175,480

TIME DEPOSIT -- 6.6%
State Street Bank & Trust Company
(cost $16,141,000)    3.250%    07/02/01                                          $16,141,000           16,141,000

Total Investments -- 99.8%
(cost  $223,242,943)*                                                                                  245,316,480

Other Assets Less Liabilities-- 0.2%                                                                       464,355
                                                                             -------------------------------------

Net Assets-- 100.0%                                                                                   $245,780,835

a Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $35,087,556 and $13,014,019, respectively. Net unrealized appreciation for tax purposes is $22,073,537.

See notes to financial statements
statements of assets and liabilities
June 30, 2001 (UNAUDITED)


                                                                                                        Growth
                                                                                                      Portfolio
Asset
Investments, at cost                                                                                  $ 223,242,943
                                                                                                      -------------

Investments, at value                                                                                 $ 245,316,480
Cash 612
Receivables:
     Fund shares sold                                                                                       710,821
     Dividends and interest                                                                                  76,289
     Reimbursement from Adviser                                                                               4,922
                                                                                                 ------------------
                                                                                                        246,109,124

Liabilities
Payables:
     Fund shares redeemed                                                                                   116,094
     Advisory fees                                                                                          150,693
     Custody fees                                                                                            13,153
     Audit fees                                                                                              19,925
Other accrued expenses                                                                                       28,424
                                                                                                 ------------------
                                                                                                            328,289
Total Net Assets                                                                                      $ 245,780,835
                                                                                                      -------------

Net Assets Consist of
Paid in capital                                                                                       $ 225,944,790
Undistributed net investment loss                                                                         (459,427)
Accumulated net realized loss on investments                                                            (1,778,065)
Net unrealized appreciation of investments                                                               22,073,537
                                                                                                 ------------------

Total Net Assets                                                                                      $ 245,780,835
                                                                                                      -------------

Shares Outstanding                                                                                       12,686,833
                                                                                                 ------------------
Net Asset Value Per Share                                                                                   $ 19.37

See notes to financial statements

statement of operations
for the SIX MONTHS ended June 30, 2001 (UNAUDITED)
                                                                                                             Growth
                                                                                                          Portfolio
Investment Income
Interest income                                                                                           $ 273,010
Dividend income                                                                                             296,618
                                                                                                 ------------------
Total Income                                                                                                569,628
                                                                                                 ------------------

Expenses
Investment Adviser fee                                                                                      907,982
Administration fees                                                                                          64,812
Custodian fees                                                                                               37,364
Audit fees                                                                                                   19,808
Transfer Agent fees                                                                                          17,079
Printing expenses                                                                                             7,309
Directors' fees                                                                                               1,344
Legal fees                                                                                                       56
Insurance and miscellaneous expenses                                                                          3,703
                                                                                                 ------------------
Total expenses before waiver and reimbursement                                                            1,059,457
Reimbursed expenses and waived fees                                                                        (30,402)
                                                                                                 ------------------
Net Expenses                                                                                              1,029,055
                                                                                                 ------------------

Net Investment Loss                                                                                       (459,427)
                                                                                                 ------------------

Net Realized and Unrealized Loss on Investments
Net realized loss on investments                                                                        (5,474,951)
Net change in unrealized depreciation of investments                                                   (23,228,818)
                                                                                                 ------------------
Net Realized and Unrealized Loss on Investments                                                        (28,703,769)
                                                                                                 ------------------

Net Decrease In Net Assets Resulting From Operations                                                 $ (29,163,196)
                                                                                                     --------------

See notes to financial statements
statements of changes in net assets

                                                                            Period ended
                                                                          June 30, 2001                 Year ended
                                                                             (Unaudited)         December 31, 2000
Increase (Decrease) In Net Assets
Operations
     Net investment loss                                                     $ (459,427)             $ (1,639,444)
     Net realized gain (loss) on investments                                 (5,474,951)                33,260,983
     Net change in unrealized depreciation of investments                   (23,228,818)              (61,163,298)
                                                                        ------------------------------------------
     Net decrease in net assets resulting from operations                   (29,163,196)              (29,541,759)

Dividends and Distributions to Shareholders
     Net realized gains                                                                -              (26,000,047)

Fund Share Transactions (Note 3)                                              20,023,863                71,806,748
                                                                        ------------------------------------------

Net Increase (Decrease) In Net Assets                                        (9,139,333)                16,264,942

Net Assets
Beginning of period                                                          254,920,168               238,655,226
                                                                        ------------------------------------------
End of period1                                                             $ 245,780,835             $ 254,920,168
                                                                           ---------------------------------------

1 Includes undistributed net investment income (loss) of:                    $ (459,427)                       $ -
                                                                        ------------------------------------------

See notes to financial statements
growth portfolio financial highlights
Selected data for a share outstanding throughout each period are as follows*

                                         Period ended
                                             June 30,
                                                 2001                         Year ended December 31,
                                          (Unaudited)        2000         1999        1998        1997         1996
Net Asset Value
Beginning of period                           $ 21.78     $ 26.61      $ 19.36     $ 14.75     $ 10.93       $ 8.58
                                          -------------------------------------------------------------------------

Operations
Net investment loss                            (0.04)      (0.14)       (0.09)      (0.01)      (0.05)       (0.07)
Net realized and unrealized gain (loss)        (2.37)      (2.23)         7.40        6.38        5.13         2.42
                                          -------------------------------------------------------------------------
Total from investment operations               (2.41)      (2.37)         7.31        6.37        5.08         2.35

Dividends/Distributions to
Shareholders
Net realized gains                                  -      (2.46)       (0.06)      (1.76)      (1.26)            -
                                          -------------------------------------------------------------------------

Net Asset Value
End of period                                 $ 19.37     $ 21.78      $ 26.61     $ 19.36     $ 14.75      $ 10.93
                                          -------------------------------------------------------------------------

Total Return                                (11.07%)a     (9.69%)       37.79%      43.28%      46.50%       27.36%
                                          -------------------------------------------------------------------------

Ratios and Supplemental Data
Expenses to average net assets1                0.85%3       0.85%        0.85%       0.85%       0.85%        1.27%
Net investment loss to average net assets2   (0.38%)3     (0.60%)      (0.49%)     (0.32%)     (0.39%)      (0.68%)
Portfolio turnover rate                        30.90%      37.76%       28.79%      34.41%      20.54%       34.58%
Net Assets, end of period (in thousands)     $245,781   $ 254,920    $ 238,655   $ 107,892    $ 46,378     $ 32,238
                                          -------------------------------------------------------------------------

* Prior to November 1, 1996, activity represents accumulated unit values of Transamerica Occidental's Separate Account Fund C, which have been converted to share values for presentation purposes.

a Total Return is not annualized for periods less than one year.

1 If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 0.88%, 0.86%, 0.90%, 0.96%, 0.98% and 1.34% for the period ended June 30, 2001 and the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

2 If the Investment Adviser had not waived expenses, the ratio of net investment loss to average net assets would have been (0.40%), (0.61%), (0.55%), (0.44%), (0.52%) and (0.75%) for the period ended June 30, 2001 and the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

3 Annualized.

See notes to financial statements

notes to financial statements
June 30, 2001 (UNAUDITED)

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transamerica Variable Insurance Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company.
The Fund was established as a Maryland Corporation on June 23,
1995. One of the Fund's Portfolios is the Growth Portfolio (the "Portfolio"). The Portfolio's investment objective is long-term capital growth.

The Portfolio is the successor to Transamerica Occidental's Separate Account Fund C (the "Separate Account") which was organized as an open-end diversified management investment company. On November 1, 1996, all investments held by the Separate Account, with a fair value of $29,567,077 and a cost basis of $15,661,836, were transferred to the Portfolio of the Fund. In exchange for these investments, the Separate Account received all of the outstanding shares (2,956,116) of the Portfolio. This transaction was accounted for in a manner similar to a pooling of interests. Thereafter, the Separate Account's only investment is shares of the Portfolio. Effective October 31, 1996, the net asset value of the Portfolio was re-priced at $10 per unit. All previous accumulation unit values of the Separate Account have been restated for presentation purposes to account for this change.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

(A) Valuation of Securities

Equity securities traded on a national exchange, NASDAQ and over-the-counter securities are valued at the last sale price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established by the Portfolio's Board of Directors. Debt securities with a maturity of 60 days or less, are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements

The Portfolio may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolio purchases an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded daily on an accrual basis. Realized gains and losses on investments are determined using the identified cost method for both financial statement and Federal income tax purposes. The aggregate cost of securities purchased (excluding short-term investments) and proceeds from sales for the Growth Portfolio were $87,262,923 and $72,004,585 respectively, for the period ended June 30, 2001.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Transamerica Investment Management, LLC (the "Adviser") does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

(D) Dividends and Distributions

The Portfolio declares and distributes dividends from net investment income and net realized capital gains, if any, at least annually. Net realized capital gains, if any, are distributed at least annually. All distributions are paid in shares at net asset value.

(E) Federal Income Taxes
The Portfolio's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(F) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Advisory Agreement with Transamerica Investment Management, LLC (the "Adviser"). For its services to the Portfolio, the Adviser receives an annual advisory fee of 0.75% of the average daily net assets.

The Adviser has contracted with Transamerica Investment Services, Inc., a wholly-owned subsidiary of Transamerica Corporation to provide investment research and other information and services to the Portfolio. Transamerica Investment Services receives its fee directly from the Adviser, and receives no compensation from the Portfolio.

The Adviser, at its discretion, has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) of the Portfolio which exceeds 0.85% of the average daily net assets.

No officer, director, or employee of the Adviser or any of their respective affiliates receives any compensation from the Fund for acting as director or officer of the Fund. Each director of the Fund who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Fund a $500 annual fee, and $250 for each meeting of the Fund's Board attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 2001, the Portfolio expensed fees of $1,344 to all directors who are not affiliated persons of the Adviser.

3. CAPITAL STOCK TRANSACTIONS

At June 30, 2001, there were one billion shares of $0.001 par value stock authorized for the Fund. The tables below summarize the transactions in Portfolio shares for the periods indicated.

                                                            Period ended
Growth Portfolio                                            June 30, 2001                     Year ended
Authorized Shares -                                          (Unaudited)                   December 31, 2000
100,000,000                                             Shares            Amount           Shares            Amount

Capital stock sold                                   1,837,186      $ 36,932,096        2,556,356      $ 70,255,873
Capital stock issued
     upon reinvestment
     of dividends
     and distributions                                       -                 -        1,093,353       25,999,942
Capital stock redeemed                               (852,863)      (16,908,233)        (917,103)      (24,449,067)
                                                 ------------------------------------------------------------------
Net increase                                           984,323      $ 20,023,863        2,732,606      $ 71,806,748
                                                 ------------------------------------------------------------------


TRANSAMERICA VARIABLE INSURANCE FUND, INC.


Prospectus: May 1, 2001





PORTFOLIOS

Growth Portfolio
Money Market Portfolio


We do not offer these portfolios for sale directly to the public. Insurance companies purchase shares of the portfolios and offer them as investment options in their variable annuity contracts and variable life insurance policies. You should read the variable insurance contract prospectus for information regarding variable insurance contract charges and any restrictions on purchases or allocations.


This prospectus should be read in conjunction with the prospectus for the variable insurance contract.


Not FDIC Insured
May Lose Value
No Bank Guarantee


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


The Portfolios at a Glance                             2
Fees and Expenses                                      4
The Portfolios in Detail                               5

         Growth Portfolio                              5
         Money Market Portfolio                        5

Investment Adviser & Sub-Adviser                       6
Advisers Performance on Similar Funds                  6
Determination of Net Asset Value                       7
Offering, Purchase and Redemption of Shares            7
Income, Dividends and Capital Gains Distributions      8
Taxes                                                  8
Financial Highlights                                   9
Additional Information and Assistance              Back Cover




THE PORTFOLIOS AT A GLANCE

The following is a summary of each portfolio's goals, strategies, risks, intended investors and performance. We cannot guarantee that the investment goals will be achieved. The portfolios are managed by Transamerica Investment Management, LLC.


The performance shown for each portfolio assumes reinvestment of dividends. The portfolios are only available through the purchase of variable annuity and variable life insurance contracts. The performance of the portfolios do not reflect any expenses or charges applicable to these variable insurance contracts. We compare a portfolio's performance to a broad-based securities market index. Performance figures for these indices do not reflect any commissions or fees, which you would pay if you purchased the securities represented by the indices. You cannot invest directly in these indices. The performance data for the indices do not indicate the past or future performance of any portfolio.

 GROWTH PORTFOLIO

The portfolio seeks to maximize long-term growth.


It invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. We look for companies we consider to be premier companies that are under-valued in the stock market.

Your principal risk in investing in this portfolio is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or bad general economic or market conditions. Since this portfolio invests in equities, its performance may vary more than fixed income portfolios over short periods. We typically concentrate the potfolio's holdings in fewer than 50 well researched companies. To the extent this portfolio concentrates its holdings, its performance may vary more than funds that hold many more securities.


The portfolio is intended for long-term investors who have the perspective, patience, and financial ability to take on above-average stock market volatility.

The following performance information provides some indication of the risks of investing in the portfolio. We show annual returns, best and worst quarters, and average annual total returns over the life of the portfolio.


(chart goes here)


    Best calendar quarter: 33.85% for quarter ending 12/31/99
    Worst calendar quarter: -20.51% for quarter ending 9/30/90


AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/00)
                         1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------
Growth Portfolio         -9.69%      27.26%      26.96%
S&P 500 Index *          -9.10%      18.33%       17.46%

* The Standard and Poor's 500 Index (S&P 500) consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

The portfolio is only available through the purchase of variable insurance products. The performance data does not reflect the additional charges associated with such products. Application of these charges would reduce the performance of the portfolio. Variable products pose investment risks, including loss of capital. Past performance is not predictive of future performance.

The performance of the Growth Portfolio prior to November 1, 1996, is the performance of its predecessor Transamerica Occidental's Separate Account Fund C recalculated to reflect the then current fees and expenses of the Growth Portfolio. If the Investment Adviser had not waived fees, the returns of the portfolio would have been lower.


MONEY MARKET PORTFOLIO

The portfolio seeks to maximize current income consistent with liquidity and preservation of principal.

This is a money market fund. It invests primarily in a diversified selection of high quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less. We look for securities with minimal credit risk. We maintain an average maturity of 90 days or less.

Your principal risk of investing in this portfolio is that the performance will not keep up with inflation and its real value will go down. Also, the portfolio's performance can go down if a security issuer fails to pay the principal or interest payments when due, but this risk is lower than our bond funds due to the shorter term of money market obligations. To the extent this portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity. Although your risks of investing in this portfolio over short periods of time are less than investing in our equity or bond funds, yields will vary.

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although we seek to preserve the value of your investment at $1.00 per share, you could lose money by investing in this portfolio.

The portfolio is intended for investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

The following performance information provides some indication of the risks of investing in the portfolio. We show annual returns, best and worst quarters, and average annual total returns since the portfolio's commencement on January 2, 1998. Past performance is no guarantee of future results.


   (chart goes here)Best calendar quarter: 1.26% for quarter ending 9/30/98 Worst calendar quarter: 1.07% for quarter ending 6/30/99
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/00)
                                     SINCE INCEPTION
                            1 YEAR   (1/2/98 )
--------------------------------------------------------------
Money Market Portfolio      5.91%    5.16%
iMoneyNet Fund Report*5.79% 5.11%

 .The seven-day current yield as of December 31, 2000 was 6.04%. You can get the seven-day current yield by calling 1-877-717-8861

   * iMoneyNet (formerly IBC's Money Fund ReportTM) - All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.


FEES AND EXPENSES


The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the portfolios. There is no sales charge (load) or other transaction fees for the purchase of shares by the insurance companies which offer the portfolios as investment options in their variable insurance contracts. But, you may pay sales charges (loads) and other expenses in connection with your ownership of the variable insurance contract through which these portfolios are available.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                                          TOTAL
                 MANAGEMENT  OTHER        OPERATING

PORTFOLIO       FEE         EXPENSES      EXPENSES
Growth           0.75%       0.11%          0.86%
Money Market     0.35%       0.81%          1.16%

The portfolios' total operating expenses above include the maximum management fee and other expenses that the portfolios incurred in 2000. However, in 2000 certain fee waivers or expenses reimbursements by the Adviser were in place so that the management fee, other expenses and total portfolio expenses experienced by the portfolios in 2000 were as follows:


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER WAIVERS AND REIMBURSEMENTS )
                                         TOTAL
                 MANAGEMENT  OTHER       OPERATING

PORTFOLIO        FEE         EXPENSES     EXPENSES
Growth            0.74%      0.11%           0.85%

Money Market 0.00% 0.60% 0.60% The Adviser has agreed to waive part of its management fee or reimburse other operating expenses to ensure that annual total operating expenses for the portfolios (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the cap of 0.85% for the Growth Portfolio and 0.60% for the Money Market Portfolio. The fee waivers and expense assumptions may be terminated at any time without notice but are expected to continue through 2001.


EXAMPLE


The table below is to help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. These examples assume that you make a one-time investment of $10,000 and hold your shares for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the portfolios' operating expenses remain the same as shown above. The examples are based on expenses without waivers or reimbursements. Costs are the same whether you redeem at the end of any period or not. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows. These costs do not reflect any charges or expenses applicable to the variable insurance contract through which these portfolios are available.


                                INVESTMENT PERIOD

PORTFOLIO           1 YEAR   3 YEARS  5 YEARS  10 YEARS

------------------------------------------------------------
Growth              $88      $274     $477     $1061
Money Market        $118     $368     $638     $1409




THE PORTFOLIOS IN DETAIL

The following expands on the strategies, policies and risks described in The Portfolios at a Glance.

GROWTH PORTFOLIO

GOAL

Our goal is to maximize long-term growth.

STRATEGIES

We use a "bottom up" approach to investing. We focus on identifying fundamental change in it's early stages and investing in premier companies. We believe in long term investing and do not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through our rigorous research process and stands on it's own merits as a premier company.

We buy securities of companies we believe have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

|X|      Shareholder-oriented management
|X|      Dominance in market share
|X|      Cost production advantages
|X|      Leading brands
|X|      Self-financed growth
|X|      Attractive reinvestment opportunities

POLICIES


We invest at least 80% of the portfolio's assets in a diversified portfolio of domestic equity securities. We do not limit its investments to any particular type or size of company.


The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.

RISKS

Since the portfolio invests principally in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or that its overall financial circumstances may decline, causing the security to lose value.

THIS PORTFOLIO IS INTENDED FOR

Long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

MONEY MARKET PORTFOLIO

GOAL

Our goal is to maximize current income from consistent with liquidity and preservation of principal.

STRATEGIES


This is a money market fund. We invest primarily in a diversified selection of high quality money market instruments of U.S. and foreign issuers with remaining maturities of 13 months or less.


To achieve our goal, we invest primarily in:

|X|      Short-term corporate obligations, including commercial paper, notes and bonds
|X|      Obligations issued or guaranteed by the U.S. and foreign governments and their agencies or instrumentalities

|X|      Obligations of U.S. and foreign banks, or their foreign branches, and
                U.S. savings banks
|X|      Repurchase agreements involving any of the securities mentioned above

We also seek to maintain a stable net asset value of $1.00 per share by:
|X|      Investing in securities which present minimal credit risk
|X|      Maintaining the average maturity of obligations held in the portfolio at 90 days or less

POLICIES

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations we buy for the portfolio are determined by the Adviser to present minimal credit risks.

RISKS

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. The portfolio is also subject to the risk that the issuer of a security in which the portfolio invests may fail to pay the principal or interest payments when due. This will lower the return from , and the value of, the security, which will lower the performance of the portfolio. To the extent this portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although this portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

THIS PORTFOLIO IS INTENDED FOR

Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

INVESTMENT ADVISER & SUB-ADVISER


Investment Adviser

The Investment Adviser of the portfolios is Transamerica Investment Management, LLC (the "Adviser"), at 1150 South Olive Street, Los Angeles, California 90015. The Adviser is controlled by Sub-Adviser Transamerica Investment Services, Inc. ("TIS"). The Adviser manages $9 billion in mutual funds, separate accounts and pension assets, previously managed by TIS. TIS is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON N. V., an international insurance group.

The Adviser's duties include, but are not limited to:
|X|      Supervising and managing the investments of each  portfolio;
|X| Ensuring that investments follow each portfolio's investment objective, strategies, and policies and comply with government regulations; and
|X|      Developing and implementing an investment program for the  portfolios.

Management decisions for each of the portfolios are made by a team of expert managers and analysts headed by team leaders (designated as primary managers) and their backups (designated as co-managers). The team leaders have primary responsibility for the day-to-day decisions related to their portfolios. They are supported by the entire group of managers and analysts. The transactions and performance of the portfolios are reviewed by the Adviser's senior officers.

 Sub-Adviser

Transamerica Investment Services, Inc. (the "Sub-Adviser"), has been in existence since 1967 and has provided investment advisory services to investment companies since 1968 and to Transamerica Corporation and affiliated life insurance companies since 1981. The Sub-Adviser is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Under an agreement with the Adviser, TIS provides the Adviser with certain investment research and other services and, in this regard, it serves as Sub-Adviser to the portfolios.

Advisory Fees

For its services to the portfolios, the Adviser receives annual advisory fees from the portfolios. These fees are based on the average daily net assets of the portfolios. The fees are deducted daily from the assets of the portfolios. The fees may be higher than the average advisory fee paid to the investment advisers of other similar portfolios. The advisory fees, payable under the investment advisory agreement, are shown below.


   ------------------------- ----------------

                                  Advisory Fee

   Portfolio


   ------------------------- ----------------
   ------------------------- ----------------

   Growth                    0.75%

   ------------------------- ----------------
   ------------------------- ----------------

   Money Market              0.35%

   ------------------------- ----------------


The Adviser may waive some or all of its fees from time to time at its discretion. In 2000, the Adviser waived a portion of the advisory fee payable by the Growth Portfolio and was paid 0.74% of the portfolio's average net assets. The Adviser waived the full amount of advisory fee payable by the Money Market Portfolio and was paid 0% of the portfolio's average net assets.

Each portfolio pays all the costs of its operations that are not assumed by the Adviser, including:

o        Custodian;
o        Legal;
o        Auditing;
o        Administration;
o        Registration fees and expenses; and
o Fees and expenses of directors unaffiliated with the Investment Adviser.

We allocate the expenses that are not portfolio-specific among the portfolios based on the net assets of each portfolio.


   PORTFOLIO MANAGERS

   Management decisions for each of the portfolios are made by a team of expert managers and analysts headed by team leaders (designated as primary managers) and their backups (designated as co-managers). The team leaders have primary responsibility for the day-to-day decisions related to their portfolios. They are supported by the entire group of managers and analysts. The transactions and performance of the portfolios are reviewed by the Adviser's senior officers.

   The following listing provides a brief biography of the primary manager and co-managers for each of the portfolios:


   GROWTH PORTFOLIO PRIMARY MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments, Transamerica Investment Management, LLC, Vice President, Transamerica Investment Services, Inc. Manager of the Transamerica Equity Fund and the Transamerica Premier Equity Fund since 1998. Manager of an unregistered separate account and a Transamerica corporate account. Co-Manager of the Transamerica Premier Value Fund, the Transamerica Value Fund (a separate account), the Transamerica Premier Balanced Fund (a separate account) and the Transamerica Balanced Fund (a separate account). Was manager of the Transamerica Balanced Fund from 1993 to 1998 and the Transamerica Premier Balanced Fund from 1995 to 1998. Member of the Security Analysts of San Francisco Society. B.A., California State University at Fullerton. Joined Transamerica in 1980.

     CO-MANAGER SINCE 1999: GARY U. ROLLE, CFA, President and Chief Investment Officer, Transamerica Investment Management, LLC. President and Chief Investment Officer, Transamerica Investment Services, Inc. Chairman and President, Transamerica Income Shares, Inc., a closed-end investment company. Chief Investment Officer, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance & Annuity Company. Manager of the Transamerica Balanced Fund and Transamerica Premier Balanced Fund since 1998. Co-Manager of the Transamerica Premier Equity Fund, Transamerica Equity Fund and Fund A (both separate accounts), and Transamerica corporate accounts. Former member of the Board of Governors of the Los Angeles Society of Financial Analysts. B.S., University of California at Riverside. Joined Transamerica in 1967.

     MONEY MARKET PORTFOLIO PRIMARY MANAGER: EDWARD S. HAN; Assistant Vice - President and Portfolio Manager, Transamerica Investment Management, LLC. Securities Analyst, Transamerica Investment Services, Inc. Manager of the Transamerica Premier Cash Reserve Fund and Transamerica Cash Reserve Fund (a separate account) since 1999. M.B.A. Darden Graduate School of Business Administration at the University of Virginia. B.A., University of California at Irvine. Vice President-Health Care Finance Group, Bank of America, 1993-1998. Joined Transamerica in 1998.

     CO-MANAGER: HEIDI Y. Hu; CFA, Vice President, Transamerica Investment Management, LLC. Vice President and Portfolio Manager, Transamerica Investment Services, Inc. Primary Manager of the Transamerica Income Shares, Inc. since 1998. Co-Manager of the Transamerica Bond Fund (a separate account) since 1999. Member of the Los Angeles Society of Financial Analysts. Portfolio Manager, Arco Investment Management Company, 1994-1998. B.S., Lewis and Clark College. M.B.A., University of Chicago. Joined Transamerica in 1998.


   ADVISERS PERFORMANCE ON
   SIMILAR FUNDS

   The portfolios' Adviser, and previously the Sub-Adviser, also manages SEC-registered mutual funds and non-registered separate accounts of insurance companies. These mutual funds and separate accounts have investment objectives, strategies and policies that are substantially similar to those of the portfolios listed below.

   TVIF PORTFOLIO
   MUTUAL FUND

   SEPARATE ACCOUNT

   Money Market
   Premier Cash Reserve
   Cash Management

   You should not assume that the portfolio will have the same future performance as its similar mutual fund or separate account. The portfolio's future performance may be greater or less than the historical performance and/or future performance of the corresponding mutual fund or separate account due to, among other things, certain inherent differences between them.

   Additionally, the separate accounts are not registered with the SEC and not subject to the Investment Company Act of 1940, nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

   Therefore, the separate accounts were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the portfolio. If the separate accounts had been subject to the Investment Company Act or Subchapter M of the Code, their performance may have been adversely affected at times. Additionally, the fees and expenses of the portfolio may be higher or lower than the fees and expenses of mutual funds or separate accounts. Higher fees and expenses have a negative impact on performance. Also, the portfolio is currently only available through the purchase of variable annuity and variable life insurance contracts. The performance of the mutual funds and separate accounts does not reflect any expenses or charges applicable to these variable insurance contracts.

   Please do not consider the performance of these similar funds as indicative of the portfolio's past or future performance. You should not consider this performance a substitute for the portfolio's own performance.

   MUTUAL FUND

   AVERAGE ANNUAL TOTAL
   RETURNS (AS OF 12/31/00)

   TRANSAMERICA PREMIER
   FUNDS*             1
   YEAR               5
   YEARS              10
   YEARS
   SINCE INCEPTION

   10/2/95

   Premier Cash Reserve
   6.34%             5.53%
     -
   5.54%

   * Performance is for
   the Investor Class of
   the Transamerica
   Premier Funds.

   SEPARATE ACCOUNT

   AVERAGE ANNUAL TOTAL
   RETURNS (AS OF 12/31/00)
   TRANSAMERICA FUNDS  1
   ----------------------
   YEAR                5
   ----------------------
   YEARS               10
   -----------------------
   YEARS
   --------------------
   SINCE INCEPTION
   ---------------

   1/3/82

   Cash Management

   5.89%    5.04%
    4.66%    6.41%



   DETERMINATION OF NET
   ASSET VALUE

   We normally determine the net asset value per share of each portfolio once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time. We do this each day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain holidays.

   We calculate the net asset value by subtracting the portfolio's liabilities from its total assets and dividing the result by the total number of shares outstanding.

   We generally determine the value of the portfolio securities and assets on the basis of their market values. However, all securities held by the Money Market Portfolio and any short-term debt securities of the other portfolios having remaining maturities of sixty days or less are valued by the amortized cost method, which approximates market value. Amortized cost involves valuing an investment at its cost and assuming a constant amortization to maturity of any discount or premium, regardless of the effect of movements in interest rates. We value investments for which market quotations are not readily available at their fair value as determined in good faith by, or under authority delegated by, the portfolios' Board of Directors.

   OFFERING, PURCHASE AND
   REDEMPTION OF SHARES

   We sell shares of the portfolios in a continuous offering to various insurance companies. These insurance companies offer them as investment options in variable annuity and variable life insurance contracts. The insurance companies purchase and redeem shares of the portfolios at net asset value without sales or redemption charges being imposed by the portfolios.

   On each business day insurance companies purchase or redeem shares of the portfolios based on the requests from their contract owners that have been processed on that day. Insurance companies purchase and redeem shares at their net asset value calculated at the end of that day, although such purchases and redemptions may be executed the next business day.


   If insurance companies purchase shares of a portfolio for variable insurance, a potential for certain conflicts may exist between the interests of variable annuity contract owners and variable life insurance contract owners. . We do not foresee any disadvantage to owners of the insurance contracts arising from the fact that shares of a portfolio might be held by such entities. However, in such an event, the portfolios' Board of Directors will monitor the portfolios in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.


     INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   |X| Each portfolio distributes substantially all of its net investment income in the form of dividends to its shareholders.

   |X| Dividends are made on a per share basis to shareholders of record of a portfolio as of the distribution date of that portfolio, regardless of how long the shares have been held.


   |X| Capital gains, if any, are generally distributed annually for the Growth Portfolio.


   |X| If you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution.

   |X| Dividends on the Money Market Portfolio are determined daily but paid monthly.

   DIVIDEND PAYMENT
   SCHEDULES:

   PORTFOLIO
   ------------------------------------
   WHEN IT PAYS
   ------------
   Growth Portfolio
   Annually
   Money Market Portfolio
   Monthly


   TAXES

   Each portfolio
   qualifies as a
   regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each portfolio intends to distribute substantially all of its net income and net capital gains to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the portfolios. In addition, each portfolio intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. For more information see Federal Tax Matters in the SAI.

   The shareholders of the portfolios are insurance companies offering variable insurance contracts. For information concerning federal income tax consequences for owners of variable insurance contracts, see the prospectus for these products.

   FINANCIAL HIGHLIGHTS


   The following information is intended to help you understand the portfolios' financial performance for the past five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate the investor would have earned (or lost) in that year on that portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the portfolios' financial statements, are included in the annual report. See the back cover to find out how to get the annual report.


Growth Portfolio

The Growth Portfolio was formerly Transamerica Occidentals Separate Account Fund C. The former fund was reorganized on
November 1, 1996, when all its assets and liabilities were transferred to the newly created Growth Portfolio.  The financial information is presented as if the reorganization had always been in effect. The activity prior to November 1, 1996, represents accumulated unit values of Separate Account Fund C which have been converted to share values for presentation purposes.

Selected data for a share outstanding throughout each period are as follows*


                                                   Year ended December 31,
                                         2000            1999             1998           1997           1996
Net Asset Value
Beginning of period                    $26.61          $19.36           $14.75        $10.93           $8.58

Operations
Net investment loss                     (0.14)          (0.09)           (0.01)        (0.05)          (0.07)
Net realized and
    unrealized gain (loss)              (2.23)           7.40             6.38          5.13            2.42
Total from investment
    operations                          (2.37)           7.31             6.37          5.08            2.35

Dividends/Distributions to Shareholders
Net realized gains                      (2.46)          (0.06)           (1.76)        (1.26)

Net Asset Value
End of period                          $21.78          $26.61           $19.36        $14.75          $10.93

Total Return                          (9.69%)        37.79%            43.28%         46.50%         27.36%

Ratios and Supplemental Data
Expenses to average
     net assets1                       0.85%          0.85%             0.85%          0.85%          1.27%
Net investment loss to
     average net assets2              (0.60%)        (0.49%)           (0.32%)        (0.39%)        (0.68%)
Portfolio turnover rate               37.76%         28.79%            34.41%         20.54%         34.58%
Net Assets, end of period
    (in thousands)                     $254,920       $238,655          $107,892      $46,378        $32,238

* Prior to November 1, 1996, activity represents accumulated unit values of Transamerica Occidentals Separate Account Fund C, which have been
    converted to share values for    presentation purposes.
1 If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been
    0.86%, 0.90%, 0.96%, 0.98% and 1.34% for the years ended December 31, 2000,
    1999, 1998, 1997 and 1996, respectively.
2        If the Investment Adviser had not waived expenses, the ratio of net investment loss to average net assets would have been (0.61%), (0.55%), (0.44%),
 (0.52%) and (0.75%) for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

Money Market Portfolio

The following table gives condensed financial information for the Money Market Portfolio, which commenced operation January 2, 1998, for the period ending December 31, 2000.


Selected data for a share outstanding throughout each period are as follows*

                                           Year ended                 Year ended            Period ended
                                    December 31, 2000          December 31, 1999       December 31, 1998*
Net Asset Value
Beginning of period                             $1.00                      $1.00                   $1.00

Operations
Net investment income                            0.06                       0.05                    0.05

Dividends/Distributions to Shareholders
Net investment income                          (0.06)                     (0.05)                  (0.05)

Net Asset Value
End of period                                   $1.00                      $1.00                   $1.00

Total Return                                    5.91%                      4.62%                   4.93%a

Ratios and Supplemental Data
Expenses to average net assets1                 0.60%                      0.60%                   0.60%3
Net investment income to
    average net assets2                         5.77%                      4.59%                   4.81%3
Net Assets, end of period
     (in thousands)                           $24,609                    $17,479                  $6,803

*   The Portfolio commenced operations on January 2, 1998.
a   Total return is not annualized for periods less than one year.
1   If the  Investment  Adviser had not waived  expenses,  the ratio of operating  expenses to average net assets would have been
    1.16%, 1.39% and 3.03% for the periods ended December 31, 2000, 1999 and 1998, respectively.
2   If the Investment  Adviser had not waived expenses,  the ratio of net investment income to average net assets would have been
    5.21%, 3.79% and 2.38% for the periods ended December 31, 2000, 1999 and 1998, respectively.
3   Annualized.

   ADDITIONAL INFORMATION
   AND ASSISTANCE

   You may get more information, at no charge, about these portfolios by requesting the following:

   ANNUAL AND SEMI-ANNUAL
   REPORT

   These reports describe the portfolios' performance and list their holdings. The annual report discusses the market conditions and the portfolio managers' strategies that significantly affected the portfolios' performance during the last fiscal year.

   STATEMENT OF ADDITIONAL
   INFORMATION (SAI)

   This document gives additional information about the portfolios. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference as part of the prospectus. The audited annual report is a part of the SAI.


   TO OBTAIN THIS
   INFORMATION FROM US

   |X|      Call 1-877-717-8861
   |X|      Write to Transamerica Service Center, P.O. Box 3183, Cedar Rapids,
                Iowa  52406-3183
   |X| Or call or write such other number provided in your insurance product prospectus.


   |X|      Visit our Internet web site at http://www.transamerica.com


   TO OBTAIN INFORMATION

   FROM THE SEC

   |X|      Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI
   |X|      Call 1-800-SEC-0330
   |X|      Visit the SEC's Internet web site at http://www.sec.gov
   |X|      Write to Securities and Exchange Commission, Public Reference
                Section, Washington, D.C. 20549-6009 for copies of these documents (requires you to pay a duplicating fee)

   SEC file number:
   811-9216











   VIM-527-0501

VIM 608-0801

transamerica variable insurance fund, inc.

growth portfolio
small company Portfolio

SEMI-annual report

PERIOD ENDED
JUNE 30, 2001

[OBJECT OMITTED]
TRANSAMERICA INVESTMENT MANAGEMENT

Directors
Gary U. Rolle
Chairman

Dr. James H. Garrity
Peter J. Sodini
Jon C. Strauss

Officers
Gary U. Rolle
President

William T. Miller
Treasurer and Assistant Secretary

Regina M. Fink
Secretary

Thomas M. Adams
Assistant Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Auditors
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

Investment Adviser
Transamerica Investment Management, llc
1150 South Olive Street
Los Angeles, CA 90015

This report must be accompanied or preceded by a current fund prospectus.

Manager comments - GROWTH PORTFOLIO
June 30, 2001

TRANSAMERICA VIF Growth Portfolio
Portfolio Manager:  Jeffrey S. Van Harte

Fund Performance

Difficult stock market conditions continued to persist in the first half of 2001. The Transamerica VIF Growth Portfolio declined 11.07% for the first half of the year versus a decline of 6.70% for the S&P 500. The Portfolio's bias towards growth stocks negatively impacted its performance relative to the S&P 500 as "value" stocks have been in favor with the market.

Portfolio Manager Comments

The economic weakness that became evident in the latter half of 2000 clearly spilled over into the first half of 2001. Many companies reported significant earnings disappointments. Most affected were the technology and telecommunications sectors where severe overcapacity coupled with falling demand combined to produce shocking disappointments in earnings. The Federal Reserve responded to the slowing economy and corporate earnings disappointments with six successive rate cuts. This has helped stabilize the equity markets but the current outlook for profit growth remains poor.

The Portfolio continues with its time-tested philosophy of investing in "masterpiece" businesses. Recent additions include MBNA Corp., Marriott International, Moody's Corp. and Concord EFS. All of these companies share the same kind of characteristics we look for - superb management, dominant market share, and strong profitability and cash flow generation. The latter point is especially important. Strong profitability and cash flow growth allow our companies to take advantage of weak economic conditions by making needed investments at a time when less well capitalized companies cannot afford to do so. The infrastructural investments made by the companies we hold, in turn, solidify and enhance their competitive positions as they emerge out of the recession. We firmly believe the strong get stronger during difficult economic times, and this dynamic works to our advantage. The inherent strengths of the companies that comprise our portfolio make them difficult to compete against. We anticipate that the internal improvements they make during this period will augment their competitive strength even further as the market revives.

Portfolio Asset Mix

Equities                               93.2%
Cash and Cash Equivalents               6.8%

[OBJECT OMITTED]

Going Forward

Much of the bad news regarding the economy is out. It's easy to be bearish based on this news. However, the stock market looks forward, responding to interest rate reductions more quickly than the general economy. There are sound reasons to be optimistic if one takes the longer view. Short-term interest rates are down substantially following the Fed's rate cuts, inflation is low, and American companies continue to wield dominance over almost every major technological platform. We expect that the economy will start to show signs of recovery by mid-2002. The stock market should begin to discount this about six months in advance. That's not that far away. We anticipate a stable to improving stock market in the second half of 2001 and a much better stock market environment in 2002.

Thank you for your continued investment in the Transamerica VIF Growth
Portfolio.

comparison of change in value of a $10,000 investment in transamerica vif growth portfolio with the S&P 500 index*

[GRAPH OMITTED]

Average Annual Total Return
As of June 30, 2001                                   One Year        Three Year        Five Year          Ten Year

Growth Portfolio                                       -23.97%             8.54%           21.84%            22.91%
S&P 500 Index                                          -14.83%             3.89%           14.48%            15.10%

_______      Growth Portfolio ($86,395 at 06/30/01)
- - - - -    S&P 500 Index ($45,186 at 06/30/01)

* Hypothetical illustration of $10,000 invested on December 31, 1989, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.

   The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

   The Portfolio is only available through the purchase of variable insurance products. The performance data does not reflect the additional charges associated with such products. Application of these charges would reduce the performance of the Portfolio. Variable products pose investment risks, including loss of capital. Past performance is not predictive of future performance.

   The performance of the Growth Portfolio prior to November 1, 1996, is the performance of its predecessor Transamerica Occidental's Separate Account Fund C recalculated to reflect the current fees and expenses of the Growth Portfolio. If the Investment Adviser had not waived fees, the returns of the Portfolio would have been lower.

Growth Portfolio - Schedule of investments
June 30, 2001 (UNAUDITED)

                                                                                                             Market
                                                                                  Shares                      Value
COMMON STOCKS -- 93.2%
Banks -- 3.9%
Northern Trust Corporation                                                       155,000              $   9,687,500

Chemicals -- 0.5%
Symyx Technologiesa                                                               50,000                  1,209,500

Commercial Services & Supplies -- 13.5%
Concord EFS, Inc.a                                                               105,000                  5,461,050
First Data Corporation                                                           250,000                 16,062,500
Moody's Corporation                                                              180,000                  6,030,000
Robert Half International, Inc.a                                                 225,000                  5,600,250
                                                                        -------------------------------------------
                                                                                                         33,153,800
Communications Equipment -- 6.0%
General Motors Corporation, Class Ha                                             300,000                  6,075,000
QUALCOMM, Inc.a                                                                  150,000                  8,772,000
                                                                        -------------------------------------------
                                                                                                         14,847,000
Computers & Peripherals -- 5.5%
Dell Computer Corporationa                                                       280,000                  7,322,000
EMC Corporation                                                                  215,000                  6,245,750
                                                                        -------------------------------------------
                                                                                                         13,567,750
Diversified Financials -- 12.0%
American Express Company                                                         185,000                  7,178,000
Charles Schwab Corporation                                                       400,000                  6,120,000
MBNA Corporation                                                                 250,000                  8,237,500
State Street Corporation                                                         160,000                  7,918,400
                                                                        -------------------------------------------
                                                                                                         29,453,900
Diversified Telecommunications Services -- 5.9%
Cox Communications, Inc., Class Aa                                               185,000                  8,195,500
Qwest Communications International, Inc.                                         200,000                  6,374,000
                                                                        -------------------------------------------
                                                                                                         14,569,500
Food & Drug Retailing -- 11.3%
CVS Corporation                                                                  200,000                  7,720,000
Rite Aid Corporationa                                                          1,300,000                 10,530,000
Safeway, Inc.a                                                                   200,000                  9,600,000
                                                                        -------------------------------------------
                                                                                                         27,850,000
Hotels, Restaurants & Leisure -- 1.7%
Marriott International, Inc., Class A                                             90,000                  4,260,600

Internet Software & Services -- 3.1%
VeriSign, Inc.a                                                                  125,000                  7,501,250

Media -- 15.5%
AT&T Corp. - Liberty Media Corp., Class Aa                                       425,000                  7,433,250
Clear Channel Communications, Inc.a                                              140,000                  8,778,000
Comcast Corporationa                                                             300,000                 13,020,000
Lamar Advertising Company, Class Aa                                              200,000                  8,800,000
                                                                        -------------------------------------------
                                                                                                         38,031,250

                                                                               Shares or                     Market
                                                                        Principal Amount                      Value
Semiconductor Equipment & Products -- 6.2%
Applied Materials, Inc.a                                                         100,000             $    4,910,000
Intel Corporation                                                                265,000                  7,751,250
Maxim Integrated Products, Inc.a                                                  58,000                  2,564,180
                                                                        -------------------------------------------
                                                                                                         15,225,430
Software -- 3.7%
Microsoft Corporationa                                                           125,000                  9,125,000

Transportation & Logistics -- 4.4%
United Parcel Service, Inc.                                                      185,000                 10,693,000

Total Common Stocks
(cost $207,101,943)                                                                                     229,175,480

TIME DEPOSIT -- 6.6%
State Street Bank & Trust Company
(cost $16,141,000)    3.250%    07/02/01                                     $16,141,000                 16,141,000

Total Investments -- 99.8%
(cost  $223,242,943)*                                                                                   245,316,480

Other Assets Less Liabilities-- 0.2%                                                                        464,355
                                                                        -------------------------------------------
Net Assets-- 100.0%                                                                                    $245,780,835

a  Non-income producing security
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $35,087,556 and $13,014,019, respectively. Net unrealized appreciation for tax purposes is $22,073,537.

See notes to financial statements

Manager comments - SMALL COMPANY PORTFOLIO
JUNE 30, 2001

TRANSAMERICA VIF Small Company Portfolio
Portfolio Managers:  Christopher Bonavico & Kenneth F. Broad

Fund Performance
Since inception in May 2001, the Transamerica VIF Small Company Portfolio has earned a total return of 2.00% compared to a return of 8.07% for the benchmark Russell 2000 Index for the same time period.

Portfolio Manager Comments
Our philosophy is to invest in companies with strong management and good assets in an area of positive change. These are businesses that are competitively advantaged, and therefore create strong shareholder value. The fundamental strength of their business models allows them to sustain a tougher economic environment, while weaker competitors fail.

We also seek to invest in secularly growing industries that are expanding more rapidly than the overall economy. The portfolio is diversified amongst the leaders in such growing industries, and we feel that this underlying growth provides the greatest opportunity for shareholder value creation. Technology stocks represent less than one quarter of the portfolio's total holdings. The Portfolio is invested in companies with strong business models and attractive valuations, several of which have performed strongly, including Techne Systems in the pharmaceutical industry and C.H. Robinson in transportation. Other strong performers include Enron Oil and Gas, Moody's Corp., Symyx Inc., and Verisign. In each case the market provided an opportunity to invest in a good business, at an attractive price.

Portfolio Asset Mix
Common Stock                                    78.5%
Cash and Cash Equivalents                       21.5%

[OBJECT OMITTED]

Outlook
Interest rate reductions are presently at work to spur the health of the economy. Inflation remains benign, and the speculation that drove the markets to excessive valuations has been eliminated. These conditions present a favorable environment for high quality businesses with strong fundamentals. History has shown that investment in the stocks of quality businesses after a major market correction has produced returns in excess of other asset classes. Further, no economic decline in the United States since 1930 lasted more than two years and markets typically recover before the economy. Our outlook therefore is positive for the companies we identify through research. We believe our focus on high quality businesses in areas of positive change best positions the Fund for value creation.

Thank you for your continued investment in the Transamerica VIF Small Company Portfolio.

Total Return
As of June 30, 2001          Since Inception*
---------------------------------------------
Small Company Portfolio                 2.00%
Russell 2000 Index                      8.07%

* Portfolio commenced operations on May 2, 2001.

   The Russell 2000 Index measures the performance of the 2000 smallest companies (approximately 7%) in the Russell 3000 index (an index composed of the 3000 largest U.S. companies by market capitalization representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

   The Portfolio is only available through the purchase of variable insurance products. The performance data does not reflect the additional charges associated with such products. Application of these charges would reduce the performance of the Portfolio. Variable products pose investment risks, including loss of capital. Past performance is not predictive of future performance.



SMALL COMPANY - SCHEDULE OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

                                                                                                             Market
                                                                                  Shares                      Value

COMMON STOCKS -- 78.5%
Biotechnology -- 8.6%
ImClone Systems, Inc.a                                                               600                  $  31,680
Techne Corporationa                                                                1,400                     45,500
                                                                        -------------------------------------------
                                                                                                             77,180
Business Services -- 11.3%
Global Payments, Inc.                                                                900                     27,090
NetRatings, Inc.a                                                                  2,650                     38,160
On Assignment, Inc.a                                                               2,050                     36,900
                                                                        -------------------------------------------
                                                                                                            102,150
Chemicals -- 3.7%
Symyx Technologiesa                                                                1,400                     33,866

Commercial Services & Supplies -- 7.7%
Moody's Corporation                                                                1,000                     33,500
Robert Half International, Inc.a                                                   1,460                     36,339
                                                                        -------------------------------------------
                                                                                                             69,839
Diversified Financials -- 12.9%
BARRA, Inc.a                                                                         900                     35,235
Financial Federal Corporationa                                                     1,400                     40,530
Investment Technology Group, Inc.a                                                   800                     40,232
                                                                        -------------------------------------------
                                                                                                            115,997
Electric Utilities -- 4.5%
The Montana Power Company                                                          3,480                     40,368

Electronic Equipment & Instruments -- 2.3%
Sawtek, Inc.a                                                                        900                     21,177

Industrial Components -- 1.1%
Lydall, Inc.a                                                                        800                      9,600

Internet Software & Services -- 1.4%
VeriSign, Inc.a                                                                      210                     12,602

Media -- 2.9%
Lamar Advertising Company, Class Aa                                                  600                     26,400

Oil & Gas -- 3.9%
EOG Resources, Inc.                                                                  980                     34,839

Semiconductor Equipment & Products -- 5.3%
Cymer, Inc.a                                                                         610                     15,427
QLogic Corporationa                                                                  500                     32,225
                                                                        -------------------------------------------
                                                                                                             47,652
Transportation & Logistics -- 12.9%
C.H. Robinson Worldwide, Inc.                                                      1,350                     37,652
Expeditors International of Washington, Inc.                                         600                     35,999
Forward Air Corporationa                                                           1,420                     42,529
                                                                        -------------------------------------------
                                                                                                            116,180

Total Common Stocks
(cost $692,503)                                                                                             707,850

TIME DEPOSIT -- 11.1%
State Street Bank & Trust Company
(cost $100,000)      3.250%      07/02/01                                       $100,000                   $100,000

Total Investments -- 89.6%
(cost $792,503)*                                                                                            807,850
Other Assets Less Liabilities-- 10.4%                                                                        93,494
                                                                        -------------------------------------------
Net Assets-- 100.0%                                                                                        $901,344

a  Non-income producing security
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $41,158 and $25,811, respectively. Net unrealized appreciation for tax purposes is $15,347.

See notes to financial statements

statements of assets and liabilities
June 30, 2001 (UNAUDITED)

                                                                                 Growth               Small Company
                                                                               Portfolio                  Portfolio

Assets
Investments, at cost                                                       $ 223,242,943                  $ 792,503
                                                                        -------------------------------------------

Investments, at value                                                      $ 245,316,480                  $ 807,850
Cash 612                                                                          36,185
Receivables:
     Fund shares sold                                                            710,821                     62,688
     Dividends and interest                                                       76,289                         63
     Reimbursement from Adviser                                                    4,922                      3,846
                                                                        -------------------------------------------
                                                                             246,109,124                    910,632
                                                                        -------------------------------------------

Liabilities
Payables:
     Fund shares redeemed                                                        116,094                        745
     Advisory fees                                                               150,693                        466
     Custody fees                                                                 13,153                      3,331
     Audit fees                                                                   19,925                         37
Other accrued expenses                                                            28,424                      4,709
                                                                        -------------------------------------------
                                                                                 328,289                      9,288
                                                                        -------------------------------------------
Total Net Assets                                                           $ 245,780,835                  $ 901,344
                                                                        -------------------------------------------

Net Assets Consist of
Paid in capital                                                            $ 225,944,790                  $ 888,944
Undistributed net investment income (loss)                                     (459,427)                        332
Accumulated net realized loss on investments                                 (1,778,065)                    (3,279)
Net unrealized appreciation of investments                                    22,073,537                     15,347
                                                                        -------------------------------------------
Total Net Assets                                                           $ 245,780,835                  $ 901,344
                                                                        -------------------------------------------

Shares Outstanding                                                            12,686,833                     88,363
                                                                        -------------------------------------------
Net Asset Value Per Share                                                        $ 19.37                    $ 10.20
                                                                        -------------------------------------------

See notes to financial statements


statements of operations
for the period ended June 30, 2001 (UNAUDITED)

                                                                                 Growth               Small Company
                                                                               Portfolio                 Portfolio*
Investment Income
Interest income                                                                $ 273,010                    $ 1,372
Dividend income                                                                  296,618                        146
                                                                        -------------------------------------------
Total Income                                                                     569,628                      1,518
                                                                        -------------------------------------------

Expenses
Investment Adviser fee                                                           907,982                        840
Administration fees                                                               64,812                      1,361
Custodian fees                                                                    37,364                      3,331
Audit fees                                                                        19,808                         37
Transfer Agent fees                                                               17,079                      3,331
Printing expenses                                                                  7,309                         14
Directors' fees                                                                    1,344                          3
Legal fees                                                                            56                          -
Insurance and miscellaneous expenses                                               3,703                          -
                                                                        -------------------------------------------
Total expenses before waiver and reimbursement                                 1,059,457                      8,917
Reimbursed expenses and waived fees                                             (30,402)                    (7,731)
                                                                        -------------------------------------------
Net Expenses                                                                   1,029,055                      1,186
                                                                        -------------------------------------------

Net Investment Income (Loss)                                                   (459,427)                        332
                                                                        -------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments                                             (5,474,951)                    (3,279)
Net change in unrealized appreciation (depreciation) of
     investments                                                            (23,228,818)                     15,347
                                                                        -------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                      (28,703,769)                     12,068
                                                                        -------------------------------------------

Net Increase (Decrease) In Net Assets Resulting From
     Operations                                                           $ (29,163,196)                   $ 12,400
                                                                        -------------------------------------------

* Portfolio commenced operations on May 2, 2001.

See notes to financial statements

growth portfolio - statements of changes in net assets

                                                                            Period ended
                                                                          June 30, 2001                  Year ended
                                                                             (Unaudited)          December 31, 2000
Increase (Decrease) In Net Assets
Operations
     Net investment loss                                                     $ (459,427)              $ (1,639,444)
     Net realized gain (loss) on investments                                 (5,474,951)                 33,260,983
     Net change in unrealized depreciation of investments                   (23,228,818)               (61,163,298)
                                                                        -------------------------------------------
     Net decrease in net assets resulting from operations                   (29,163,196)               (29,541,759)

Dividends and Distributions to Shareholders
     Net realized gains                                                                -               (26,000,047)

Fund Share Transactions (Note 3)                                              20,023,863                 71,806,748
                                                                        -------------------------------------------

Net Increase (Decrease) In Net Assets                                        (9,139,333)                 16,264,942

Net Assets
Beginning of period                                                          254,920,168                238,655,226
End of period1                                                             $ 245,780,835              $ 254,920,168
                                                                        -------------------------------------------

1    Includes undistributed net investment income (loss) of:                 $ (459,427)                        $ -
                                                                        -------------------------------------------

See notes to financial statements

small company portfolio - statement of changes in net assets

                                                                                                       Period ended
                                                                                                      June 30, 2001
                                                                                                       (Unaudited)*
Increase In Net Assets
Operations
     Net investment income                                                                                    $ 332
     Net realized loss on investments                                                                       (3,279)
     Net change in unrealized appreciation of investments                                                    15,347
     Net increase in net assets resulting from operations                                                    12,400

Dividends and Distributions to Shareholders
     Net investment income                                                                                        -

Fund Share Transactions (Note 3)                                                                            888,944
                                                                                        ---------------------------

Net Increase In Net Assets                                                                                  901,344

Net Assets
Beginning of period                                                                                               -
End of period1                                                                                            $ 901,344
                                                                                        ---------------------------

1  Includes undistributed net investment income of:                                                           $ 332
                                                                                        ---------------------------

* Portfolio commenced operations on May 2, 2001.

See notes to financial statements

growth portfolio - financial highlights

Selected data for a share outstanding throughout each period are as follows*

                                         Period ended
                                             June 30,
                                                 2001            Year ended December 31,
                                          (Unaudited)        2000         1999        1998        1997         1996
Net Asset Value
Beginning of period                           $ 21.78     $ 26.61      $ 19.36     $ 14.75     $ 10.93       $ 8.58
                                          -------------------------------------------------------------------------

Operations
Net investment loss                            (0.04)      (0.14)       (0.09)      (0.01)      (0.05)       (0.07)
Net realized and unrealized gain (loss)        (2.37)      (2.23)         7.40        6.38        5.13         2.42
                                          -------------------------------------------------------------------------
Total from investment operations               (2.41)      (2.37)         7.31        6.37        5.08         2.35

Dividends/Distributions to
Shareholders
Net realized gains                                  -      (2.46)       (0.06)      (1.76)      (1.26)            -
                                          -------------------------------------------------------------------------

Net Asset Value
End of period                                 $ 19.37     $ 21.78      $ 26.61     $ 19.36     $ 14.75      $ 10.93
                                          -------------------------------------------------------------------------

Total Return                                (11.07%)a     (9.69%)       37.79%      43.28%      46.50%       27.36%
                                          -------------------------------------------------------------------------

Ratios and Supplemental Data
Expenses to average net assets1                0.85%3       0.85%        0.85%       0.85%       0.85%        1.27%
Net investment loss to average net assets2   (0.38%)3     (0.60%)      (0.49%)     (0.32%)     (0.39%)      (0.68%)
Portfolio turnover rate                        30.90%      37.76%       28.79%      34.41%      20.54%       34.58%
Net Assets, end of period (in thousands)     $245,781   $ 254,920    $ 238,655   $ 107,892    $ 46,378     $ 32,238
                                          -------------------------------------------------------------------------

* Prior to November 1, 1996, activity represents accumulated unit values of Transamerica Occidental's Separate Account Fund C, which have been converted to share values for presentation purposes.

a  Total Return is not annualized for periods less than one year.

1 If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 0.88%, 0.86%, 0.90%, 0.96%, 0.98% and 1.34% for the period ended June 30, 2001 and the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

2 If the Investment Adviser had not waived expenses, the ratio of net investment loss to average net assets would have been (0.40%), (0.61%), (0.55%), (0.44%), (0.52%) and (0.75%) for the period ended June 30, 2001 and the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

3  Annualized.

See notes to financial statements

small company portfolio - financial highlights

Selected data for a share outstanding throughout each period are as follows

                                                                                                       Period ended
                                                                                                      June 30, 2001
                                                                                                       (Unaudited)*
Net Asset Value
Beginning of period                                                                                         $ 10.00

Operations
Net investment income                                                                                        0.00**
                                                                                                 ------------------
Net realized and unrealized gain                                                                               0.20
                                                                                                 ------------------
Total from investment operations                                                                               0.20

Dividends/Distributions to Shareholders
Net investment income                                                                                             -

Net Asset Value
End of period                                                                                               $ 10.20
                                                                                                 ------------------

Total Returna                                                                                                 2.00%
                                                                                                 ------------------

Ratios and Supplemental Data
Expenses to average net assets1                                                                              1.20%3
                                                                                                 ------------------
Net investment income to average net assets2                                                                 0.34%3
                                                                                                 ------------------
Portfolio turnover rate                                                                                       7.74%
                                                                                                 ------------------
Net Assets, end of period (in thousands)                                                                      $ 901
                                                                                                 ------------------

* Portfolio commenced operations on May 2, 2001.

** Less than $.01 per share.

a  Total return is not annualized for periods less than one year.

1 If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 9.03% for the period ended June 30, 2001.

2 If the Investment Adviser had not waived expenses, the ratio of net investment income to average net assets would have been 7.49% for the period ended June 30, 2001.

3  Annualized.

See notes to financial statements

notes to financial statements
June 30, 2001 (UNAUDITED)

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transamerica Variable Insurance Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was established as a Maryland Corporation on June 23, 1995. Two of the Fund's Portfolios are the Growth Portfolio and the Small Company Portfolio (the "Portfolios"). The Growth Portfolio's investment objective is long-term capital growth and the Small Company Portfolio's investment objective is to maximize long-term growth.

The Growth Portfolio as the successor to Transamerica Occidental's Separate Account Fund C (the "Separate Account") which was organized as an open-end diversified management investment company. On November 1, 1996, all investments held by the Separate Account, with a fair value of $29,567,077 and a cost basis of $15,661,836, were transferred to the Growth Portfolio of the Fund. In exchange for these investments, the Separate Account received all of the outstanding shares (2,956,116) of the Growth Portfolio. This transaction was accounted for in a manner similar to a pooling of interests. Thereafter, the Separate Account's only investment is shares of the Growth Portfolio. Effective October 31, 1996, the net asset value of the Growth Portfolio was re-priced at $10 per unit. All previous accumulation unit values of the Separate Account have been restated for presentation purposes to account for this change. The Small Company Portfolio commenced operations on May 2, 2001.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(A) Valuation of Securities

Equity securities traded on a national exchange, NASDAQ and over-the-counter securities are valued at the last sale price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established by the Portfolio's Board of Directors. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximate market value.

(B) Repurchase Agreements

The Portfolios may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolios purchase an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolios could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded daily on an accrual basis. Realized gains and losses on investments are determined using the identified cost method for both financial statement and Federal income tax purposes. For the period ended June 30, 2001, the aggregate cost of securities purchased (excluding short-term investments) and proceeds from sales were $87,262,923 and $72,004,585, respectively, for the Growth Portfolio, and $624,889 and $29,107, respectively, for the Small Company Portfolio.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Transamerica Investment Management, LLC (the "Adviser") does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

(D) Dividends and Distributions

The Portfolios declare and distribute dividends from net investment income and net realized capital gains, if any, at least annually.

(E) Federal Income Taxes

The Portfolio's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(F) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Advisory Agreement with Transamerica Investment Management, LLC (the "Adviser"). For its services to the Growth Portfolio, the Adviser receives an annual advisory fee of 0.75% of the average daily net assets of the Portfolio. For its services to the Small Company Portfolio, the Adviser receives an annual advisory fee of 0.85% of the average daily net assets of the Portfolio.

The Adviser has contracted with Transamerica Investment Services, Inc., a wholly-owned subsidiary of Transamerica Corporation to provide investment research and other information and services to the Portfolios. Transamerica Investment Services receives its fee directly from the Adviser, and receives no compensation from the Portfolios.

The Adviser, at its discretion, has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) of the Growth and Small Company Portfolios which exceed 0.85% and 1.20%, respectively, of the average daily net assets of the Portfolios.

No officer, director, or employee of the Adviser or any of their respective affiliates receives any compensation from the Fund for acting as director or officer of the Company. Each director of the Fund who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $500 annual fee, and $250 for each meeting of the Fund's Board attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 2001, the Funds' expenses aggregate fees of $1,347 to all directors who are not affiliated persons of the Adviser.

3.   CAPITAL STOCK TRANSACTIONS

At June 30, 2001, there were one billion shares of $0.001 par value stock authorized for the Fund. The tables below summarize the transactions in Portfolio shares for the periods indicated.


                                                          Period ended
Growth Portfolio                                         June 30, 2001                        Year ended
Authorized Shares -                                       (Unaudited)                      December 31, 2000
100,000,000                                             Shares            Amount           Shares            Amount
Capital stock sold                                   1,837,186      $ 36,932,096        2,556,356      $ 70,255,873
Capital stock issued
     upon reinvestment
     of dividends
     and distributions                                       -                 -        1,093,353        25,999,942
Capital stock redeemed                               (852,863)      (16,908,233)        (917,103)      (24,449,067)
                                                 ------------------------------------------------------------------
Net increase                                           984,323      $ 20,023,863        2,732,606      $ 71,806,748
                                                 ------------------------------------------------------------------

                                                                                               Period ended
Small Company Portfolio                                                                       June 30, 2001
Authorized Shares -                                                                             (Unaudited)
100,000,000                                                                                Shares            Amount
Capital stock sold                                                                         89,208         $ 897,648
Capital stock issued upon
     reinvestment of dividends
     and distributions                                                                          -                 -
Capital stock redeemed                                                                      (845)           (8,704)
                                                                                       ----------------------------
Net increase                                                                               88,363         $ 888,944
                                                                                       ----------------------------